Consolidated Statements of Profit or Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Consolidated Statements of Profit or Loss
Research and development costs	$ (327)	$ (1,049)	$ (2,748)
General and administrative costs	(3,059)	(4,234)	(9,535)
Operating loss	(3,386)	(5,283)	(12,283)
Exchange rate (loss) gain, net	(2,970)	759	2,713
Other finance (expense) income, net	(93)	303	644
Loss before tax	(6,449)	(4,221)	(8,926)
Income tax benefit			204
Net loss for the year	(6,449)	(4,221)	(8,722)
Net loss for the year attributable to:
Equity holders of the Company	$ (6,449)	$ (4,221)	$ (8,722)
Per share amounts:
Net loss per share basic and diluted	$ (0.07)	$ (0.04)	$ (0.09)